EHIBIT 10.3

                       Addendum to Land Purchase Agreement

                           SECOND ADDENDUM TO CONTRACT

         Paragraph VI. is amended as follows:

      CLOSING DATE: This transaction shall be closed and the deed and other closing papers delivered on 11-1-98, unless modified by other provisions of this Contract.

                                      INTERSTATE SUPPLY, INC.


                                      By:   /s/ Glenn Owen, President
                                            ------------------------------------
                                                       "Seller"


                                      PSB BANCGROUP, INC.


                                      By:   /s/ Robert W. Woodard, President
                                            ------------------------------------
                                                        "Buyer"